UNITED STATES OF AMERICA
FEDERAL COMMUNICATIONS COMMISSION
WASHINGTON, D.C. 20554

(FOR CHIEF, VIDEO DIVISION, MEDIA BUREAU)

DATE: 12/12/2005

[X] CONSENT TO ASSIGNMENT: [ ] CONSENT TO TRANSFER:	FROM: DEAN M. MOSELY TO: VILLAGE BROADCASTING CORP.
Licensee/Permittee: (for transfer only)	

CLASS	CALL SIGN	FACILITY ID	FILE#	STATION LOCATION	AUXILIARY STATIONS
TX	K38IH	126615	BAPTTL-20051026ALP	WINSLOW, AZ	ALL CURRENTLY AUTHORIZED AUXILIARY STATIONS
TX	W51DP	127428	BAPTTL-20051026ALQ	GLADSTONE, MI	
TX	K46IA	127477	BAPTTL-20051026ALR	BIG SKY, MT	

Under authority of the Communications Act of 1934, as amended, the consent of the Federal Communications Commission is hereby granted to the transaction indicated above.

The Commission's consent to the above is based on the representations made by the applicants that the statements contained in, or made in connection with, the application are true and that the undertakings of the parties upon which this transaction is authorized will be carried out in good faith.

The actual consummation of voluntary transactions shall be completed within 90 days from the date hereof, and notice in letter form thereof shall promptly be furnished to the Commission by the seller or buyer showing the date the acts necessary to effect the transaction were completed. Upon furnishing the Commission with such written notice, this transaction will be considered completed for all purposes related to the above described station(s).

FCC Form 323, Ownership Report, must be filed within 30 days after consummation, by the licensee/permittee or assignee.

ADDITIONAL REQUIREMENTS FOR ASSIGNMENTS ONLY:

Upon consummation the assignor must deliver the permit/license, including any modifications thereof to the assignee.

It is hereby directed that, upon consummation, a copy of this consent be posted with the station authorization(s) as required by the Commission's Rules and Regulations.

The assignee is not authorized to construct nor operate said station(s) unless and until notification of consummation in letter form has been forwarded to the Commission.